THE NORTH COUNTRY LARGE CAP EQUITY FUND

Ticker: NCEGX

a series of

THE NORTH COUNTRY FUNDS

Prospectus dated March 31, 2024

As supplemented February 27, 2025

This Prospectus provides important information about The North Country Large Cap Equity Fund (the “Fund”) that you ought to know before investing. Please read it carefully before investing and retain it for future reference.

An investment in The North Country Funds is not a deposit in or guaranteed by Arrow Bank National Association (formerly known as Glens Falls National Bank & Trust Company) or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Investment in the Fund involves the possible loss of principal invested.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY – The North Country Large Cap Equity Fund

INVESTMENT OBJECTIVE

The North Country Large Cap Equity Fund (the “Fund”) seeks to provide investors with long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a percentage of the amount redeemed, if applicable)	None
Exchange Fee	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.70%
Distribution (12b-1) Fees	None
Other Expenses	0.35%
Total Annual Operating Expenses	1.05%
Fee Waiver(1)	(0.02)%
Total Annual Operating Expenses After Fee Waiver	1.03%

(1)	Advisors Preferred, LLC (the “Adviser”) has agreed, through February 26, 2027, to reduce its fees and/or absorb expenses of the Fund to ensure that total fund operating expenses do not exceed an annual rate of 1.03%. Operating expenses with respect to the Fund, are defined to include all expenses necessary or appropriate for the operation of the Fund and including the investment advisory fee and other expenses, but does not include any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses of underlying funds in which this Fund invests, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses such as litigation. The Adviser has right to receive reimbursement of any excess expense payments paid by it pursuant to the expense limitation agreement in future years on a rolling three-year basis from the time such fee is waived or reimbursed, if such reimbursement can be achieved both within the 1.03% operating expense limit and within any then-current operating expense limitation. This waiver may not be terminated prior to that date without the approval of the Board of Trustees of The North Country Funds.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% rate of return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost for the Fund would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$105	$330	$575	$1,279

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large capitalization companies. The Fund defines large capitalization companies as those companies whose market capitalizations are equal to or greater than $10 billion at the time of purchase. Equity securities include common stocks of domestic and foreign-domiciled companies, preferred stocks, convertible preferred stocks, and American Depository Receipts (“ADRs”). The Fund focuses primarily on market sectors such as Materials, Health Care, Utilities, Information Technology, Industrials, Consumer Discretionary, Consumer Staples, Financial Services, REITs, Energy, and Communication Services.

Advisors Preferred, LLC attempts to outperform the Fund’s benchmark index by varying the number and percentages of the Fund’s holdings and emphasizing one or more sectors in selecting its investments. The Adviser selects portfolio securities based on its analysis of various factors including price/earnings ratios, the strength or potential strength of a company’s competitive position, strength of management, marketing prowess and product development capabilities.

The Adviser utilizes a buy and hold approach, generally maintaining its position in a company’s stock without regard to day-to-day fluctuations in the market. However, the Adviser will frequently re-evaluate portfolio holdings, as it deems necessary, and will typically sell a stock when the reasons for buying or holding it no longer apply, such as a lack of performance, change in business direction, adverse changes in other factors or when the company begins to show deteriorating fundamentals.

Principal Investment Risks

You could lose money on your investment in the Fund, or the Fund may not perform as well as other possible investments. The net asset value of the Fund’s shares will fluctuate based on the value of the securities held in its portfolio. As with any mutual fund, there can be no guarantee that the investment objective of the Fund will be achieved. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Market Risk. The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in equity securities (such as stocks), which are generally more volatile and carry more risk than some other forms of investments. The price of equity securities can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political, social or market conditions. Stock prices in general may decline over short or extended periods of time, lowering the value of the Fund’s investments. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings, by such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates, terrorism, war, natural disasters, and epidemics. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Investing in Mutual Funds. All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved.

Issuer Specific Changes. The value of an individual security can be more volatile, and can perform differently, than the market as a whole. The price of an individual issuer’s securities can rise or fall dramatically in response to such things as earnings reports, news about the development of a promising product, or the changing of key management personnel.

Liquidity Risk. The Fund may invest in securities that are or become illiquid, and the Fund may not be able to sell such securities at the time and/or the price the Adviser believes would be advantageous.

Manager Risk. Investment in the Fund involves the risk that the Adviser’s assessment of the growth potential of specific securities may prove incorrect.

Foreign Securities Risk. Investments in foreign securities face specific risks, which include: reduced availability of information regarding foreign companies that may be subject to different accounting, auditing and financial standards and to less stringent reporting standards and requirements, reduced liquidity, increased market risk due to regional economic, financial, social and political instability, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally), and the threat of nationalization and expropriation.

Large Cap Stock Risk. Because the investment focus of the Fund is on large cap stocks, the value of the Fund may be more volatile than the market as a whole and can perform differently from the value of the market as a whole because investments in larger, more established companies may involve certain risks associated with their larger size. For example, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.

Sector Risk. To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund’s performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

Information Technology Sector Risk. Companies in the information technology sector may be adversely affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, both domestically and internationally, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and competition for the services of qualified personnel. Companies in the information technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive information technology sector may cause the prices for these products and services to decline in the future. Information technology companies may have limited product lines, markets, financial resources or personnel.

Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. The information technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of sector participants depends substantially on the timely and successful introduction of new products.

Cybersecurity risk. Like other funds and business enterprises, the Fund, the Adviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Adviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the Fund or their investment in the Fund.

The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents. New ways to carry out cyber-attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber-attack.

Performance

Prior to March 30, 2021, the Fund was known as the North Country Equity Growth Fund and the strategy of the Fund differed from its current strategy. Accordingly, performance of the Fund for periods prior to March 30, 2021 may not be representative of the performance the Fund would have achieved had the Fund been following its current strategy.

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance as well as with a supplemental index that is intended to measure the performance average of similar mutual funds. Please remember that the Fund’s past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

Annual Total Return for Years Ended December 31

During the periods shown in the bar chart above, the Fund’s best quarterly performance was 21.11% (quarter ended June 30, 2020) and its lowest quarterly performance was -16.55% (quarter ended December 31, 2018).

AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIODS ENDED DECEMBER 31, 2024)

	1 YEAR	5 YEARS	10 YEARS
The North Country Large Cap Equity Fund
Return before taxes	27.45%	14.04%	12.76%
Return after taxes on distributions	24.22%	11.07%	10.55%
Return after taxes on distributions and sale of Fund shares	18.76%	10.73%	10.04%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Lipper Large Cap Core Funds Index (reflects no deduction for taxes)	23.49%	13.33%	11.92%

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks.

The Lipper Large Cap Core Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification.

Investors cannot invest directly in an index.

The after-tax returns in the returns table above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

In certain cases, after-tax returns may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

Management

Advisors Preferred, LLC is the Fund’s investment adviser. Ben Warwick serves as the Fund’s portfolio manager. Mr. Warwick, Senior Portfolio Manager and Senior Vice President of the Adviser, has served as the portfolio manager of the Fund since February 2025.

PURCHASE AND SALE OF FUND SHARES

The Fund accepts investments in the following minimum amounts:

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Individual, Sole proprietorship or Joint accounts	$500	$100
Corporate, partnership or trust accounts	$500	$100
Uniform Gift or Transfer to a Minor Accounts (UGMA, UTMA)	$500	$100
Individual Retirement Accounts (IRA)	$500	$100

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading, by mail as indicated below, by telephone (888-350-2990), or through a financial intermediary.

Regular Mail	Overnight Mail
The North Country Funds	The North Country Funds
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, NE 68154	Elkhorn, NE 68022-3474

Tax Information

The Fund intends to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as qualified dividend income, ordinary income or capital gains, unless you are investing through an IRA, 401(k) plan or other tax-advantaged investment account. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND RELATED RISKS

 The following discussion provides additional information about the investment strategies and risks of the Fund. The Fund’s investment objective is a fundamental policy and cannot be changed without the approval of a majority of the Fund’s outstanding shares.

PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the Fund is to provide investors with long-term capital appreciation. To achieve its investment objective, the Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large capitalization companies. The Fund defines large capitalization companies as those companies whose market capitalizations are equal to or greater than $10 billion at the time of purchase. The Fund is subject to a formal policy that it will invest at least 80% of its net assets plus borrowings in equity securities. This policy will not be changed without 60 days’ notice to shareholders. Equity securities include common stocks of domestic and foreign-domiciled companies, preferred stocks, convertible preferred stocks, and American Depository Receipts (“ADRs”). For liquidity purposes or pending the investment in securities in furtherance of its investment objective, the Fund may invest up to 20% of its net assets in U.S. Government securities, repurchase agreements and high quality short-term debt and money market instruments.

The Adviser selects portfolio securities for investment by the Fund based primarily on its analysis of various factors which influence the issuer’s fundamental investment value and prospects for long-term growth. The Adviser determines the investment value of each portfolio security by screening certain financial indicators such as the price-to-earnings ratio, the return on equity, and cash flow using proprietary quantitative techniques. The Adviser also considers the strength or potential strength of a company’s competitive position, strength of management, marketing prowess and product development capabilities in order to evaluate a company’s growth prospects.

The Fund will not concentrate in any particular industry. The Adviser intends to invest the Fund’s portfolio among numerous industries in companies that have consistent operating histories, strong management teams and favorable growth prospects. The Fund focuses primarily on market sectors such as Materials, Health Care, Utilities, Information Technology, Industrials, Consumer Discretionary, Consumer Staples, Financial Services, REITs, Energy and Communications Services. The Adviser, in its sole discretion, determines which and to what extent each sector is to be represented in the Fund’s portfolio and will purchase or sell portfolio securities if it believes that a particular sector should or should not be included in the Fund’s investments. However, the extent to which the Adviser invests in any particular sector will be governed, to a large degree, by market conditions.

The Adviser will utilize a buy and hold approach, generally maintaining its position in a company’s stock without regard to day-to-day fluctuations in the market. However, the Adviser will frequently re-evaluate portfolio holdings, as it deems necessary, and will typically sell a stock when the reasons for buying or holding it no longer apply, such as a lack of performance, change in business direction, adverse changes in other factors or when the company begins to show deteriorating fundamentals. The frequency of the Fund’s portfolio transactions will vary from year to year. Since the Fund’s investment policies emphasize long-term investment in the securities of companies with favorable growth prospects, the Adviser does not anticipate frequent changes in investments and the Fund’s portfolio turnover rate is expected to be relatively low.

NON-PRINCIPAL INVESTMENT STRATEGIES

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that is inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments include various short-term instruments. If the Fund takes a temporary defensive position at the wrong time, the position would have an adverse impact on the Fund’s performance.

The Fund may not achieve its investment objective when taking such a position. The Fund reserves the right to invest all of its assets in temporary defensive positions.

Active and Frequent Trading. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. Frequent and active trading may cause adverse tax consequences for shareholders by increasing the amount of the Fund’s realized capital gains, which in turn may result in increased taxable distributions to shareholders, and by increasing the proportion of the Fund’s realized capital gains that are short-term capital gains, which when distributed are generally taxable to shareholders at ordinary income rates.

Illiquid Securities. The Fund may invest up to 15% of its respective net assets in illiquid securities. A domestically traded security that is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time.

Securities Lending. The Fund may lend its portfolio securities to broker-dealers in amounts equaling no more than 33-1/3% of the Fund’s total assets for money management purposes. These transactions will be fully collateralized at all times with cash and/or high quality, short-term debt obligations.

Borrowing. The Fund may borrow money from banks for temporary or emergency purposes in order to meet redemption requests. The Fund does not use borrowing as a principal investment strategy. To reduce its indebtedness, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. In addition, interest paid by the Fund on borrowed funds would decrease the net earnings of the Fund.

Repurchase Agreements. The Fund may enter into repurchase agreements collateralized by the securities in which it may invest. A repurchase agreement involves the purchase by the Fund of securities with the condition that the original seller (a bank or broker-dealer) will buy back the same securities (“collateral”) at a predetermined price or yield.

INVESTMENT RISKS

PRINCIPAL INVESTMENT RISKS SPECIFIC TO THE FUND

Market Risk. The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. Although equity investments generally have greater price volatility than fixed income investments, under certain market conditions fixed income investments may have comparable or greater price volatility. Market prices of investments held by the Fund can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political, social or market conditions. Stock and/or bond prices in general may decline over short or extended periods of time, lowering the value of the Fund’s investments. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings, by such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. The market price of fixed income securities, as well as equity securities and other types of investments, may decline due to changes in interest rates or other factors affecting markets generally.

During periods of increasing interest rates, the Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Fund. Recently, there have been signs of inflationary price movements. The U.S. Federal Reserve has raised interest rates from historically low levels. It may continue to raise interest rates. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Any additional interest rate increases in the future could cause the value of the Fund’s holdings to decrease. It cannot be predicted when inflation will return to more normalized levels or how long financial authorities will counter inflationary pressures with monetary tightening. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Fund’s investments may be negatively affected. Following Russia’s invasion of Ukraine, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. For example, the fallout from the COVID-19 pandemic and its subsequent variants, and the long-term impact on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets; reduced liquidity of many instruments; and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Investing in Mutual Funds. All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved.

Issuer Specific Changes. The value of an individual security can be more volatile, and can perform differently, than the market as a whole. The price of an individual issuer’s securities can rise or fall dramatically in response to such things as earnings reports, news about the development of a promising product, or the changing of key management personnel. Lower-quality debt securities tend to be more sensitive to these changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities.

Manager Risk. Investment in the Fund involves the risk that the Adviser’s assessment of the growth potential of specific securities may prove incorrect.

Foreign Securities Risk. The Fund may invest in the securities of foreign domiciled companies through the purchase of ADRs or the purchase of U.S. dollar denominated foreign securities that are traded in U.S. markets. Investments in foreign securities face specific risks, which include: reduced availability of information regarding foreign companies, foreign companies may be subject to different accounting, auditing and financial standards and to less stringent reporting standards and requirements, reduced liquidity as a result of inadequate trading volume, the difficulty in obtaining or enforcing a judgment abroad, increased market risk due to regional economic, financial, social and political instability, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally), foreign withholding or other taxes on income or proceeds payable on the securities (including trading and tariff arrangements and restrictions, sanctions and cybersecurity attacks), the threat of nationalization and expropriation and an increased potential for corrupt business practices in certain foreign countries.

Large Cap Stock Risk. Because the investment focus of the Fund is on large cap stocks, the value of the Fund may be more volatile than the market as a whole and can perform differently from the value of the market as a whole and can perform differently from the value of the market as a whole because investments in larger, more established companies may involve certain risks associated with their larger size.

For example, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.

Sector Risk. To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund’s performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

Information Technology Sector Risk. Companies in the information technology sector may be adversely affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, both domestically and internationally, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and competition for the services of qualified personnel. Companies in the information technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive information technology sector may cause the prices for these products and services to decline in the future. Information technology companies may have limited product lines, markets, financial resources or personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

The information technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of sector participants depends substantially on the timely and successful introduction of new products.

Cybersecurity risk. Like other funds and business enterprises, the Fund, the Adviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Adviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the Fund or their investment in the Fund.

The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents. New ways to carry out cyber-attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber-attack.

Liquidity Risk. The Fund may invest in securities that are or become illiquid. The Fund may not be able to sell these illiquid investments at the times and/or the prices the Adviser believes to be advantageous. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit and counterparty risk tend to involve greater liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or be unable to achieve its desired level of exposure to a certain issuer or sector.

NON-PRINCIPAL INVESTMENT RISKS SPECIFIC TO THE FUND

Securities Lending Risk. Securities lending transactions involve risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the securities lent. In the event the original borrower defaults on its obligation to return lent securities, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent proceeds from the sale of collateral are less than the repurchase price, the Fund would suffer a loss and you could lose money on your investment.

Borrowing Risk. If the Fund borrows money, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so in order to reduce its indebtedness. In addition, interest paid by the Fund on borrowed funds would decrease the net earnings of the Fund.

Repurchase Agreement Risk. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent proceeds from the sale of collateral are less than the repurchase price, the Fund would suffer a loss.

Redemption risk. The Fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of Fund shares owned by separate Fund shareholders, including clients or affiliates of the Fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money.

PORTFOLIO HOLDINGS. The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities holdings are available in the Statement of Additional Information, which may be requested free of charge by calling (888) 350-2990.

MANAGEMENT

The business of the Fund is managed under the direction of the Board of Trustees (the “Board”) of the Trust. The Board formulates the general policies of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund.

THE ADVISER

The Adviser has been retained under an Investment Advisory Agreement with The North Country Funds (the “Trust”), on behalf of the Fund, to serve as the investment adviser to the Fund, subject to the authority of the Board. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”). The Adviser’s principal office is located at 1445 Research Blvd., Suite 530, Rockville, MD 20850. The Adviser was formed in 2011 and commencing 2012, provides investment advisory services to mutual funds. As of December 31, 2024, the Adviser had approximately $1.6 billion in assets under management.

Under the terms of the Investment Advisory Agreement between the Trust and the Adviser, the Adviser conducts investment research and management for the Fund and is responsible for the purchase and sale of securities for the Fund’s portfolio. The Adviser provides the Fund with investment advice, supervises the Fund’s management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund. In addition, the Adviser pays the salaries and fees of all officers of the Trust who are affiliated with the Adviser.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement of the Fund will be available in the Fund’s semi-annual report to shareholders for the fiscal period ended May 31, 2025.

PORTFOLIO MANAGER

Ben Warwick has primary responsibility for the management and day-to-day implementation of the Fund’s investment strategies. Mr. Warwick, Senior Portfolio Manager and Senior Vice President of the Adviser, has been employed by the Adviser since November 2024. Mr. Warwick is also a Wealth Advisor and sub-group Chief Investment Officer for Aveo Capital Partners, LLC, a position held since July 2020. He is also Chief Investment Officer of Quantitative Equity Strategies, LLC, a position held since January 1999.

ADVISORY FEE

In consideration for the services rendered by the Adviser, the Fund pays the Adviser at an annual rate equivalent to 0.70% of the Fund’s average daily net assets. The Adviser has agreed, through February 26, 2027, to reduce its fees and/or absorb expenses of the Fund to ensure that total fund operating expenses do not exceed an annual rate of 1.03%. Operating expenses with respect to the Fund, are defined to include all expenses necessary or appropriate for the operation of the Fund and including the investment advisory fee and other expenses, but does not include any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses of underlying funds in which this Fund invests, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses such as litigation. The Adviser has right to receive reimbursement of any excess expense payments paid by it pursuant to the expense limitation agreement in future years on a rolling three-year basis from the time such fee is waived or reimbursed, if such reimbursement can be achieved both within the 1.03% operating expense limit and within any then-current operating expense limitation. This waiver may not be terminated prior to that date without the approval of the Board of Trustees of The North Country Funds.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares in the Fund.

ADMINISTRATOR and TRANSFER AGENT

The Fund’s administrator and transfer agent is Ultimus Fund Solutions, LLC (“Ultimus” or the “Administrator” or “Transfer Agent”), which has its principal office at 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474. Ultimus is primarily in the business of providing administrative, fund accounting and transfer agency services to retail and institutional mutual funds.

Ultimus provides administrative, executive and regulatory services to the Fund. It supervises the preparation of the Fund’s tax returns and coordinates the preparation of reports to and filings with the SEC and various state securities authorities, subject to the supervision of the Trust’s Board of Trustees. Ultimus’ transfer agency service is located at 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474.

DISTRIBUTOR

Northern Lights Distributors, LLC (“the Distributor”), an affiliate of Ultimus, has entered into an Underwriting Agreement with the Trust to serve as the principal underwriter for the Fund and the distributor for the Fund’s shares. The Distributor is located at 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474.

YOUR ACCOUNT

TYPES OF ACCOUNTS

If you are making an initial investment in the Fund, you will need to open an account. You may establish the following types of accounts:

Individual, Sole Proprietorship and Joint Accounts. Individual and sole proprietorship accounts are owned by one person; joint accounts can have two or more owners. All owners of the joint account must sign written instructions to purchase or redeem shares or to change account information exactly as their names appear on the account. If you elect telephone privileges, however, redemption requests by telephone may be made by any one of the joint account owners.

Uniform Gift or Transfer to Minor Accounts (UGMA, UTMA). Depending on the laws of your state, you can set up a custodial account under the Uniform Gift (or Transfers) to Minors Act. These custodial accounts provide a way to give money to a child and obtain tax benefits. To open a UGMA or UTMA account, you must include the minor’s social security number on the application and the custodian, or trustee, of the UGMA or UTMA must sign instructions in a manner indicating trustee capacity.

Corporate and Partnership Accounts. To open a corporate or partnership account, or to send instructions to the Fund, the following documents are required:

●	For corporations, a corporate resolution signed by an authorized person with a signature guarantee.

●	For partnerships, a certification for a partnership agreement, or the pages from the partnership agreement that identify the general partners.

●	An authorized officer of the corporation or other legal entity must sign the application.

Trust Accounts. The trust must be established before you can open a trust account. To open the account you must include the name of each trustee, the name of the trust and provide a certification of trust, or the pages from the trust document that identify the trustee(s).

Retirement Accounts. The Fund offers IRA accounts, including traditional IRA, Roth IRA, Rollover IRA, Education IRA, SIMPLE IRA, SEP IRA and Keogh accounts. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

HOW TO OPEN AN ACCOUNT AND PURCHASE SHARES

Once you have chosen the type of account, you are ready to establish an account. The Fund’s share class may not be available in all states.

Anti-Money Laundering and Customer Identification Programs

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When completing a new account application form, we will ask for your name, address, date of birth, social security number/Tax ID number and other information that will allow us to identify you. We may also ask to see other identifying documents. Until you provide the information or documents we need, we may not be able to open an account or effect any additional transactions for you.

When opening an account for a foreign business, enterprise or a non-U.S. person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise.

General Information

The Fund does not issue share certificates. You will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation. During unusual market conditions, the Fund may temporarily suspend or discontinue any service or privilege. The Fund reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institution, or credit union in U.S. funds for the full amount of the shares to be purchased.

After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number (see mailing addresses below). Make all checks payable to the Fund. The Fund does not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, non-U.S. financial institution checks, cashier’s checks, or money orders. Redemptions of Shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, Shares may be purchased through a broker or by wire, as described in this section.

Note: Ultimus Fund Solutions, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

Minimum Initial Purchases:

The Fund accepts investments in the following minimum amounts:

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Individual, Sole proprietorship or Joint accounts	$500	$100
Corporate, partnership or trust accounts	$500	$100
Uniform Gift or Transfer to a Minor Accounts (UGMA, UTMA)	$500	$100
Individual Retirement Accounts (IRA)	$500	$100

The Trust or Adviser may waive or lower these minimums in certain cases. You must complete and sign an application for each type of account you open with the Fund.

Method of Purchase

By Mail

You may open an account by mailing a completed and signed account application, together with a check, to:

Regular Mail	Overnight Mail
The North Country Funds	The North Country Funds
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, NE 68154	Elkhorn, NE 68022-3474

Transactions through the Fund’s Website

You may purchase the Fund’s shares and redeem the Fund’s shares through the website www.northcountryfunds.com. To establish Internet transaction privileges you must enroll through the website. You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. In order to conduct Internet transactions, you must have telephone transaction privileges. To purchase shares through the website you must also have Automated Clearing House instructions on your account.

Redemption proceeds may be sent to you by check to the address of record, or if your account has existing bank information, by wire or Automated Clearing House. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the website. Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties.

While the Fund and its service providers have established certain security procedures, the Fund, its distributor and its transfer agent cannot assure you that trading information will be completely secure. There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Fund or its transfer agent, distributor or adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

By Telephone

Once an account has been established, you may purchase additional shares by telephone, by calling (888) 350-2990.

By Wire

After you have obtained an account number, you may purchase shares of the Fund by wiring federal funds. Please call the Fund at (888) 350-2990 to receive wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds by wire.

The Fund will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automated Clearing House (ACH)

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the fund(s) requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of fund shares, unless opening an account online at northcountryfunds.com. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The fund may alter, modify or terminate this purchase option at any time. Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Automatic Investment Plans

You may invest a specified amount of money in the Fund monthly or quarterly. These payments are taken from your bank account by ACH payment. To open an Automatic Investment Plan account, call or write to us to request an “Automatic Investment” form. Complete and sign the form, and return it to us along with a voided check for the bank account from which payments will be made. The minimum amount for a transaction through an automatic investment plan account is $100.

Transactions Through Third Parties

If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. Banks, brokers, retirement plans and financial advisors may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

How to Pay for Your Purchase of Shares

You may purchase shares of the Fund by check, ACH, or wire. All payments must be in U.S. dollars.

Checks. All checks must be drawn on U.S. banks and made payable to “North Country Funds”. No other method of check payment is acceptable (for instance, you may not pay by traveler’s check).

ACH Payments. Instruct your financial institution to make an ACH payment to us. Your financial institution may charge you a fee for this service.

Wires. Call the Fund at (888) 350-2990 to receive wiring instructions and to notify the Fund that a wire transfer is coming. Your financial institution may charge you a fee for this service.

Good Order

When making a purchase request, make sure your request is in good order.

“Good order” means your purchase request includes:

●      the name of the Fund

●      the dollar amount of shares to be purchased

●      a completed account application

●      if you are purchasing your shares by check, a check payable to “North Country Funds”

Limitations on Purchases

The Trust reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Trust’s view, is likely to engage in excessive trading. Trading is generally considered excessive if a substantive exchange or redemption occurs within 30 days of the purchase of Fund shares. Please see the Trust’s policy on frequent purchases and redemptions of Fund shares in the section entitled “How to Sell (Redeem) Shares”. The Trust will not accept cash, credit card, or third-party checks for the purchase of shares.

Canceled or Failed Payments

The Trust accepts checks and ACH transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund, and your shareholder account will be charged a $25 fee to defray bank charges, or the Transfer Agent and the Fund may redeem other shares you own in the account as reimbursement. If you purchase your shares by check, the Fund may delay sending the proceeds from your redemption request until your check has cleared. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment. If we cancel your purchase due to non-payment, you will be responsible for any loss the relevant Fund incurs.

HOW TO SELL (REDEEM) SHARES

You have the right to sell (“redeem”) all or any part of your shares subject to certain restrictions. Shares may be purchased by electronic bank transfer, by check, or by wire. You may receive redemption proceeds by electronic bank transfer or by check. Selling your shares in the Fund is referred to as a “redemption” because the Fund buys back its shares. We will redeem your shares at the net asset value next computed following receipt of your completed redemption request in good order as described below. See “Redemption Procedures” below. In an effort to mitigate the risk of identity theft, the Fund will not permit redemption proceeds to be paid to someone other than the registered owner of the account.

We will mail your redemption proceeds to your current address or transmit them electronically to your designated bank account. We will generally send your redemption to you within seven days after we receive your redemption request. During unusual market conditions, the Fund may suspend redemptions or postpone the payment of redemption proceeds, to the extent permitted under the Federal securities laws. If you purchase your shares by check, the Fund may delay sending the proceeds from your redemption request until your check has cleared.

The Fund cannot accept requests that specify a certain date for redemption or which specify any other special conditions. Please call (888) 350-2990 for further information. We will not process your mailed redemption request if it is not in proper form (“Redemption Procedures”). However, we will notify you if your redemption request is not in proper form.

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal income tax withheld, the redemption will be subject to withholding.

Redemption Procedures

By Mail

To redeem shares by mail, prepare a written request in proper form which must include:

●	Your name(s) and signature(s) and the name(s) and signature(s) of any other person listed on the account;

●	The name of the Fund, and your account number;

●	The dollar amount or number of shares you want to redeem;

●	How and where to send your proceeds;

●	A Medallion Signature Guarantee, if required (see “Signature Guarantee Requirements” below); and

●	Any other legal documents required for redemption requests by corporations, partnerships or trusts.

Mail your request and documentation to:

Regular Mail	Overnight Mail
The North Country Funds	The North Country Funds
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, NE 68154	Elkhorn, NE 68022-3474

By Wire

You may only request payment of your redemption proceeds by wire if you have previously elected wire redemption privileges on your account application or a separate form. A $15 fee will be charged to send the redemption proceeds by wire.

Wire requests are only available if your redemption is for $10,000 or more.

To request a wire redemption, mail or call us with your request (See “By Mail”). If you wish to make your wire request by telephone, however, you must have previously elected telephone redemption privileges.

By Telephone

We accept redemption requests by telephone only if you have elected telephone redemption privileges on your account application or a separate form. To redeem shares by telephone, call us with your request. You will need to provide your account number and the exact name(s) in which the account is registered.

We may also require a password or additional forms of identification. If you own an IRA account and wish to redeem by telephone, you will be asked whether or not the Fund should withhold federal income tax.

Your proceeds will be mailed to you or wired to you (if you have elected wire redemption privileges - See “By Wire” above).

Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statement and transaction confirmations that you receive.

Neither the Fund nor the Transfer Agent will be responsible for any losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller’s identity.

We may terminate the telephone sale procedures at any time. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its transfer agent will be held liable if you are unable to place your trade due to high call volume. If you are unable to reach us by telephone, you may request a sale by mail.

Systematic Withdrawal Plan.

If your individual account, IRA or other qualified plan account has a current account value of at least $2,500, you may participate in the Fund’s Systematic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account. Please contact the Trust at 888-350-2990 for more information about the Trust’s Systematic Withdrawal Plan.

Transactions through the Fund’s Website

You may redeem the Fund’s shares through the website www.northcountryfunds.com, as more fully described above.

Medallion Signature Guarantee Requirements

To protect you and the Trust against fraud, signatures on certain requests must have a “Medallion Signature Guarantee.” A Medallion Signature Guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but NOT from a notary public.

For requests made in writing a Medallion Signature Guarantee is required for any of the following:

●	Redemption of over $50,000 worth of shares;

●	Changes to a record name or address of an account;

●	Redemption from an account for which the address or account registration has changed within the last 30 days;

●	Sending proceeds to any address, brokerage firm or bank account that is in your name, but not in our records;

●	Changes to automatic investment or redemption programs, distribution options, telephone or wire redemption privileges or any other election in connection with your account.

Small Accounts

If the value of your account falls below $500 ($250 for UGMA and IRA accounts), the Fund may ask you to increase your balance. If the account value is still below $500 after 30 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account’s market value.

Redemption in Kind

The Trust reserves the right to make redemptions “in kind” — payment of redemption proceeds in portfolio securities rather than cash — if the amount requested is large enough to affect Fund operations (for example, if the amount of the redemption is the greater of $250,000 or 1% of the Fund’s net assets).

To the extent that a shareholder receives his or her proceeds “in kind,” the shareholder will bear the market risk associated with those portfolio securities until they are converted to cash and the shareholder will bear the brokerage costs to convert those securities to cash.

Good Order

Your redemption request will be processed if it is in “good order.” Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds, which are payable at the next determined NAV following the receipt your redemption request in “good order,” as described below, will not be sent until the check used for your purchase has cleared your bank. To be in good order, the following conditions must be satisfied:

●	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

●	The request must identify the name of the Fund and your account number;

●	Any other legal documents required for redemption requests by corporations, partnerships or trusts;

●	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

●	If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Transferring Registration

To transfer the registration of your shares in the Fund to another owner, please contact the Transfer Agent at (888) 350-2990 for specific information concerning required documentation.

Lost Accounts

The Transfer Agent will consider your account “lost” if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent is able to determine your new address. When an account is “lost,” all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

How to Contact the Fund

For more information about the Fund or your account, you may write to us at:

Regular Mail	Overnight Mail
The North Country Funds	The North Country Funds
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, NE 68154	Elkhorn, NE 68022-3474

Or you may call us toll free at (888) 350-2990.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of the Fund’s investments, and increase brokerage and administrative costs. The Board of Trustees has adopted a Market Timing and Exchange Policy (the “Policy”) to monitor frequent purchases and redemptions by Fund shareholders in an attempt to detect and discourage market timing. The Fund may reject purchase orders if there is reason to believe that an investor is engaging in market timing activities.

To prevent disruption in the management of the Fund, excessive trading or exchange activity is limited. Generally, trading or exchange activity is considered excessive if a substantive exchange or redemption occurs within 30 days of purchase. An investor’s right to purchase additional shares may be revoked if the redemption activity is considered excessive. The Trust may accept purchases or exchanges in excess of Policy guidelines if it believes that granting such exceptions is in the best interest of the Fund and the purchase or exchange is not part of a market timing strategy. Exceptions to the Policy must be approved by authorized persons, noted and maintained on a master exception log and reported to the Board of Trustees quarterly.

The Fund will apply its policies and procedures uniformly to all Fund shareholders. Although the Fund intends to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.

For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing.

However, the Fund will work with brokers and other financial intermediaries that sell shares of the Fund, including those maintaining omnibus accounts with the Fund, to identify market timing transactions and enforce the Fund’s Market Timing and Exchange Policy.

It is a violation of Policy for an officer or Trustee of the Trust to knowingly facilitate a mutual fund purchase or exchange where the shareholder executing the transaction is engaged in any activity which violates the terms of the Trust’s Prospectus or Statement of Additional Information, and/or is considered not to be in the best interests of the Fund or its other shareholders.

We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or Federal legal requirements.

WHEN AND HOW NAV IS DETERMINED

The price per share of the Fund is known as the “net asset value” per share (“NAV”). The Fund’s NAV is determined at the close of trading (generally 4:00 p.m.) (“Valuation Time”) on days on which the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed for business on most national holidays and on Good Friday. We will price your order at the NAV next calculated after the Fund receives your order in proper form. The Fund’s NAV may be calculated earlier, however, if trading on the NYSE is restricted or as permitted by the SEC. Only purchase, exchange or redemption orders accepted by the Fund or a financial intermediary, which has entered into agreements with the Fund’s distributor, before the Valuation Time will be effective at that day’s price. If you purchase shares through a financial intermediary, you may be required to complete additional forms or follow additional procedures.

You should contact your financial intermediary regarding purchases, exchanges and redemptions. If a financial intermediary holds your shares, it is the responsibility of the financial intermediary to send your purchase, exchange or redemption order to the Fund. Your financial intermediary may have an earlier cut-off time for purchase, exchange or redemption orders.

If a security or securities that the Fund owns are traded when the NYSE is closed (for example, in an after-hours market) the value of the Fund’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when the Fund is open for business. The Fund’s NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding.

Fund portfolio securities which are traded on a national securities exchange are valued at the last quoted sale price. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (NOCP). Fund portfolio securities not traded or dealt in upon any securities exchange for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, the mean of the current bid and ask prices. Investments for which no sales are reported are valued at the mean between the current bid and ask price. Certain short-term securities may be valued on the basis of amortized cost.

Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value pursuant to the Fund’s fair value pricing policies and procedures, as approved by the Board (the “Valuation Policy”). The Board oversees the fair value determinations. Pursuant to the Valuation Policy, the fair value process will take into account all relevant factors and circumstances in determining the fair value of a security, which may include:

(i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the availability and use of data, reports or formulae produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; (viii) the size of the Fund’s holdings; (ix) the existence of any extraordinary event relating to the security; (x) changes in the market environment; and (xi) any other matters considered relevant by the Valuation Designee. In the absence of readily available market quotations, or other observable inputs, securities valued at fair value pursuant to the Valuation Policy would be categorized as level 3 under the accounting principles generally accepted in the United States of America.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There is no assurance that the Fund would obtain the fair value assigned to a security if it were to sell such security while it is fair valued.

DISTRIBUTIONS

The Fund distributes its net investment income, such as dividends from stocks, and its net realized capital gains, for example when it sells securities for a higher price than it paid, to shareholders. Net short-term capital gains are treated as ordinary income, for U.S. federal income tax purposes, when distributed to shareholders.

The Fund intends to distribute dividends of net investment income, if any, on an annual basis. The Fund will distribute net realized capital gains, if any, annually. All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Holders become entitled to receive distributions on the day after the shares are reflected on the books of the transfer agent.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Fund as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

Long-term vs. Short-term capital gains:

● Long-term capital gains are realized on securities held (or deemed to be held) by the Fund for more than one year.

● Short-term capital gains are realized on securities held (or deemed to be held) by the Fund for one year or less.

FEDERAL TAX CONSIDERATIONS

Your investment may have tax consequences that you should consider. Some of the more common federal income tax consequences are described here but you should consult your tax advisor about your particular situation. Although it is not an investment objective, the Fund’s Adviser will attempt to take into account the tax consequences of its investment decisions. However, there may be occasions when the Adviser’s investment decisions will result in a negative tax consequence for the Fund’s shareholders.

Taxes on Distributions. The Fund intends to operate in a manner such that the Fund itself will not be liable for federal income or excise tax. However, distributions to you, whether received in cash or reinvested in additional shares of the Fund, may be subject to Federal, state and local tax. Distributions of net investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owns or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable as long-term capital gains includable in net capital gain and taxed to individuals at reduced rates.

Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less and gains on the sale of or payment on bonds that are characterized as market discount are taxable to you as ordinary income. Properly reported distributions of “qualified dividend income” are taxable to you at the reduced rates that apply to net capital gain provided that both you and the Fund meet certain holding period and other requirements.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals as well as certain estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net gains recognized on the sale, exchange or redemption of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Early in each calendar year, the Fund will mail to you reports containing information about the Fund’s distributions during the previous year. Consult your tax advisor about the Federal, state and local tax consequences in your particular circumstances.

Taxes on Sales, Exchanges and Redemptions of Shares. A sale, exchange or redemption of your Fund shares is a taxable event. Any gain resulting from a sale, exchange or redemption of your Fund shares will generally be subject to tax as either long-term or short-term capital gain, depending upon the length of time you owned the shares.

Any loss from the sale, exchange or redemption of your Fund shares is generally treated as either long-term or short-term capital loss, depending upon the length of time you owned the shares. Upon the sale, exchange or redemption of your shares in the Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally will be required to provide you and the Internal Revenue Service (the “IRS”) with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed on your consolidated Form 1099. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. The Fund’s default cost basis reporting is average cost.

Please contact the Fund at 888-350-2990 or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

Buying a Dividend. All distributions reduce the net asset value of the Fund’s shares by the amount of the distribution. Unless your investment is in a tax-advantaged account, you may wish to avoid buying shares of the Fund shortly before a distribution. If you purchase shortly before a distribution, you will pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

Tax Withholding. The Fund may be required to withhold U.S. Federal income tax from all taxable distributions and from redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder’s U.S. Federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations presented. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, is incorporated by reference in the Statement of Additional Information (“SAI”), which is available upon request.

To the extent the Fund invests in other mutual funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

THE NORTH COUNTRY FUNDS LARGE CAP EQUITY FUND FINANCIAL HIGHLIGHTS (For a fund share outstanding throughout each year)

	For the Year Ended November 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$20.73	$25.86	$23.48	$20.32	$18.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.11	0.11	0.07	0.08	0.08
Net realized and unrealized gain (loss) on investments	2.19	(3.16)	4.74	4.44	2.55
Total from investment operations	2.30	(3.05)	4.81	4.52	2.63

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.12)	(0.07)	(0.10)	(0.08)	(0.05)
Distribution from net realized gains	(2.14)	(2.01)	(2.33)	(1.28)	(1.25)
Total distributions	(2.26)	(2.08)	(2.43)	(1.36)	(1.30)

Net asset value, end of year	$20.77	$20.73	$25.86	$23.48	$20.32

Total return (2)	12.95%	(13.02)%	22.73%	23.90%	15.25%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$116,738	$131,571	$170,626	$151,343	$136,366
Ratios to average net assets:
Expenses	1.08%	1.02%	0.99%	1.02%	1.04%
Net investment income	0.56%	0.51%	0.31%	0.40%	0.41%
Portfolio turnover rate	8%	7%	7%	5%	15%

(1)	Net investment income per share is based on average shares outstanding during the year or period.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

COUNSEL AND INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Legal matters in connection with the issuance of shares of beneficial interest of the Trust are passed upon by Thompson Hine LLP, 41 S. High Street, 17th Floor, Columbus, Ohio 43215. Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, has been selected as Independent Registered Public Accounting Firm for the Trust.

ORGANIZATION

The Fund has been organized as a series of The North Country Funds, a Massachusetts business trust formed on June 1, 2000 and registered with the SEC as an open-end, management investment company on September 11, 2000. The shares of The North Country Funds may be offered in series in addition to the Fund. Each series has, and each future series will have, its own investment objective, policies and investment restrictions and is designed to meet different investment needs.

It is not intended that the Fund will hold meetings of its shareholders except when required by Federal or Massachusetts state law. All shareholders of the Fund are entitled to vote at shareholders’ meetings. From time to time, large shareholders may control the Fund. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

FOR MORE INFORMATION

LEGAL COUNSEL	Thompson Hine LLP
41 S. High St.
17th Floor
Columbus, OH 43215

INDEPENDENT REGISTERED	Cohen & Company, Ltd.
PUBLIC ACCOUNTING FIRM	342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

ADMINISTRATOR AND	Ultimus Fund Solutions, LLC
FUND ACCOUNTANT	4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

TRANSFER AGENT	Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

CUSTODIAN	Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

The following documents are available free upon request:

ANNUAL/SEMI-ANNUAL FINANCIAL STATEMENTS. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual financial statement reports to shareholders. In the Fund’s annual tailored shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION. The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

You may obtain free copies of the Fund’s annual and semi-annual financial statement reports, tailored shareholder reports, and the SAI, request other information, and discuss your questions about the Fund by contacting the Fund at (888) 350-2990 (toll free) or you may visit www.northcountryfunds.com. You may also write to:

Regular Mail	Overnight Mail
The North Country Funds	The North Country Funds
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, NE 68154	Elkhorn, NE 68022-3474

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File Number: 811-10123

THE NORTH COUNTRY FUNDS

4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

THE NORTH COUNTRY LARGE CAP EQUITY FUND

Ticker: NCEGX

Supplement dated February 27, 2025 to the
Statement of Additional Information dated March 31, 2024

The following persons or entities have concluded their service to The North Country Funds and The North Country Large Cap Equity Fund. Any refence to these persons or entities should be disregarded.

Trustees: James E. Amell, Keith P. McAfee, and Amie Gonzales

Investment Adviser: North Country Investment Advisers, Inc.

Portfolio Managers: Alina Kindron, Adam M. Horowitz, and Frederick J. Schwerd

Legal Counsel: Ropes & Gray LLP

The successors to the roles above are as follows.

Trustees: Charles R. Ranson, Felix Rivera, David Feldman, Brian S. Humphrey, and Catherine Ayers-Rigsby

Investment Adviser: Advisors Preferred LLC

Portfolio Manager: Ben Warwick

Legal Counsel: Thompson Hine LLP

The section entitled TRUSTEES AND EXECUTIVE OFFICERS is supplemented as follows.

Mr. Charles R. Ranson has more than 20 years of business experience in strategic analysis and planning, risk assessment, and capital formation in the operation of complex organizations and entrepreneurial ventures. He is also familiar with the regulatory framework and restrictions under which investment companies must operate. He has served for over a decade as a Trustee and Audit Committee member of Advisors Preferred Trust. Additionally, he has served for nearly a decade as a Trustee, Audit Committee member, and Chair of the Governance Committee of Northern Lights Fund Trust IV, a multiple fund mutual fund and ETF investment company complex. He is also familiar with a variety of regulatory environments based on his years of experience as a partner in a business consultancy. He holds a Juris Doctor degree from Florida State University, a Master’s degree in Public Administration from Harvard University’s Kennedy School of Government, and a Bachelor’s degree from Florida Presbyterian (now Eckerd) College.

Mr. Felix Rivera has over 20 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under

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which investment companies must operate. He has served for over a decade as a Trustee and Chairman of the Audit Committee of Advisors Preferred Trust. Additionally, he serves as a Trustee for an SEC-registered closed-end fund and a multiple fund ETF investment company. He has also served in multiple management roles for an SEC-registered investment adviser and in multiple roles for a broker-dealer. He holds several FINRA licenses as well as a Bachelor’s degree from Baruch College in New York City.

Mr. David Feldman has over two decades of business experience in the financial services industry and brokerage business and is familiar with the regulatory framework and restrictions under which investment companies must operate. Since 2017, he has served as a Trustee and Audit Committee member of Advisors Preferred Trust. He has served as a Vice President, Head of Intermediary Sales for Baron Capital, Inc. a broker-dealer with a focus on sales of affiliate proprietary mutual funds and privately offered funds. He held a similar position at Columbia Management Distributors, Inc. for over a decade. He has held several FINRA licenses and holds a Bachelor of Science degree from the University of Massachusetts at Amherst.

Mr. Brian S. Humphrey has over a decade of business experience in the financial services technology industry and brokerage business and is familiar with the regulatory framework and restrictions under which investment companies must operate. He has served for over a decade as a Trustee of Advisors Preferred Trust as well as a Managing Director-Sales of Advisors Preferred and Ceros Financial Services, Inc. (which is affiliated by ownership to Advisors Preferred). He holds several FINRA licenses and focuses his sales and marketing activities on expanding distribution for mutual funds advised by Advisors Preferred predominately via registered investment advisors and independent broker dealer channels. He also holds a Bachelor of Science degree in Finance from Rider University.

Ms. Catherine Ayers-Rigsby has over 25 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate. She has served for over a decade as Trustee, Chairperson and President of Advisors Preferred Trust, an SEC-registered investment company mutual fund complex with 21 funds and over $1.7 billion in assets. Since 2009, she has also served as President of Ceros Financial Services, Inc. (which is affiliated by ownership to Advisors Preferred). Additionally, since 2011, she has served as CEO of Advisors Preferred. She also holds the Chartered Financial Analyst (CFA) designation and holds a Bachelor’s degree from the University of North Carolina, Chapel Hill.

Independent Trustees

Name Address and Year of Birth(1)	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee in Past Five Years
Charles R. Ranson Born: 1947	Trustee	Indefinite, February 2025	Principal, Ranson & Associates (business consultancy) (since 2003)	22	Advisors Preferred Trust (21 series) since 2012; and Northern Lights Fund Trust IV (36 series) (since 2015)
Felix Rivera Born: 1963	Trustee	Indefinite, February 2025	Managing Partner, Independent Channel Advisors, LLC (investment advisory consultancy), (since January 2011).	22	Advisors Preferred Trust (21 series) since 2012; Alpha Alternative Assets Fund (since Nov. 2022); and Roundhill ETF Trust (14 series) (since October 2023)
David Feldman Born: 1963	Trustee	Indefinite, February 2025	Independent Consultant (since January 2015). Head of Intermediary Sales, Baron Capital Inc. (February 2010 to December 2014)	22	Advisors Preferred Trust (21 series) since 2017

(1)	Unless otherwise specified, the mailing address of each Nominee Trustee is c/o Advisors Preferred Trust, 1145 Research Blvd., Suite 530, Rockville, MD 20850.

(2)	“Fund Complex” comprises registered investment companies for which Advisors Preferred LLC serves as investment adviser.

Interested Trustees

Name Address and Year of Birth(1)	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee in Past Five Years
Catherine Ayers-Rigsby Born: 1948	Trustee	Indefinite, February 2025	CEO, Advisors Preferred, LLC (since June 2011); President, Ceros Financial Services, Inc.) (“Ceros”) (broker/dealer), (since August 2009); President Atcap Partners, LLC (“Atcap”) (investment adviser) (since July 2011).	22	Advisors Preferred Trust (21 series) since 2012
Brian S. Humphrey Born: 1972	Trustee	Indefinite, February 2025	Managing Director, Ceros (since January 2011).	22	Advisors Preferred Trust (21 series) since 2012

(1)	Unless otherwise specified, the mailing address of each Nominee Trustee is c/o Advisors Preferred Trust, 1145 Research Blvd., Suite 530, Rockville, MD 20850.

(2)	“Fund Complex” comprises registered investment companies for which Advisors Preferred LLC serves as investment adviser (Advisors Preferred Trust and its series and The North Country Funds and its series).

As of the date of this supplement, the new Trustees held no Fund shares and had received no compensation from the Trust.

As of the date of this supplement, the Trustees beneficially owned the following amounts in the Fund and Fund Family, respectively, as valued at NAV:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Family of Investment Companies* Overseen by Trustee
Charles R. Ranson	None	None
Felix Rivera	None	None
David Feldman	None	None
Catherine Ayers-Rigsby	None	Over $100,000
Brian S. Humphrey	None	$50,001 to $100,000

*	Family of Investment Companies refers to Advisors Preferred Trust and its series and The North Country Funds and its series.

The section entitled PORTFOLIO MANAGERS is supplemented as follows.

As of the date of this supplement, Ben Warwick held no Fund shares, managed no other accounts and is compensated by a salary from Advisors Preferred LLC.

The section entitled APPENDIX A PROXY VOTING POLICY is replaced with the following.

PROXY VOTING POLICY OF THE ADVISER

Background: Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy: The Adviser will vote proxies on behalf of its individual clients. In order to fulfill its responsibilities under the Advisers Act, the Adviser has adopted the following policies and procedures for proxy voting with regards to companies in the investment portfolio of the Fund(s). The Adviser’s primary purpose and fiduciary responsibility is to maximize shareholder value, which is defined as share price and dividend appreciation. The Adviser will vote proxies in the best interests of our Funds, Portfolios and clients and will generally vote for, against, consider on a case-by-case basis, or abstain from voting as indicated below. Because of the extenuating circumstances associated with specific proxy issues, Adviser’s votes may differ from time to time from the indications noted. In addition, the list may not include all proxies on which Adviser votes. Adviser will also act, in our best judgment, on behalf of our Funds, Portfolios and clients on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.

Voting Proxies

1. All proxies sent to clients that are actually received by the Adviser (to vote on behalf of the client) will be provided to the Operations Unit.

2. The Operations Unit will generally adhere to the following procedures (subject to limited exception):

(a) A written record of each proxy received by the Adviser (on behalf of its clients) will be kept in the Adviser’s files;

(b) The Operations Unit will determine which of the Advisory Clients holds the security to which the proxy relates;

(c) Proposals Specific to Mutual Funds

Adviser serves as investment adviser to certain investment companies under the Northern Lights Fund Trust II. These funds invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) Act to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of Adviser to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

(d) Prior to voting any proxies, the Operations Unit will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below. If a conflict is identified, the Operations Unit will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

(e) If no material conflict is identified pursuant to these procedures, the Operations Unit will vote the proxy in accordance with the guidelines set forth below. The Operations Unit will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

Conflicts of Interest

1. As stated above, in evaluating how to vote a proxy, the Operations Unit will first determine whether there is a conflict of interest related to the proxy in question between the Adviser and its Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Adviser.

2. If a conflict is identified and deemed “material” by the Operations Unit, the Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).

3. With respect to material conflicts, the Adviser will determine whether it is appropriate to disclose the conflict to affected clients in order to give such clients the opportunity to vote the proxies in question themselves. However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when the Adviser has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Adviser will:

(a) Give the ERISA client the opportunity to vote the proxies in question themselves; or

(b) Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

Disclosure of Procedures

A summary of the above proxy voting procedures will be included in Part II of the Adviser’s Form ADV and will be updated whenever these policies and procedures are updated. Clients will be provided with contact information as to how they can obtain information about: (a) the Adviser’s proxy voting procedures (i.e., a copy of these procedures); and (b) how the Adviser voted proxies that are relevant to the affected client.

Record-keeping Requirements

The Operations Unit will be responsible for maintaining files relating to the Adviser’s proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

1. Copies of these proxy voting policies and procedures, and any amendments thereto;

2. A copy of each proxy statement that the Adviser actually received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

3. A record of each vote that the Adviser casts;

4. A copy of any document that the Adviser created that was material to making a decision on how to vote the proxies, or memorializes that decision (if any); and

5. A copy of each written request for information on how the Adviser voted such client’s proxies and a copy of any written response to any request for information on how the Adviser voted proxies on behalf of clients.

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This Supplement and the existing Prospectus and Statement of Additional Information (“SAI”) each dated March 31, 2024, as supplemented form time to time, provide relevant information for all shareholders and should be retained for future reference. The Prospectuses and the SAI have been filed with the U.S Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1 (888) 350-2990.